SECOND AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE (this "Second Amendment") is made and entered into as of the 3rd day of January, 1996, between CEEBRAID-SIGNAL CORPORATION, a Florida corporation ("Purchaser"), GLENEAGLES INVESTORS A REAL ESTATE LIMITED PARTNERSHIP, an Illinois Limited Partnership ("Seller") and PARTNERS TITLE COMPANY, agent for Chicago Title Insurance Company ("Escrow Agent").

                             W I T N E S S E T H:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale entered into as of October 24, 1996 (as heretofore amended, the "Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property" (as defined in the Agreement);

     WHEREAS, Seller, Purchaser and Escrow Agent are parties to that certain
Escrow Agreement entered into as of October   , 1996 (as heretofore amended,
the "Escrow Agreement");

     WHEREAS, Seller and Purchaser now desire to amend the Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

     1. All capitalized terms used in this Amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Agreement.

     2. Lines one (1) and two (2) of Paragraph 8 of the Agreement are hereby deleted in their entirety, and the following is hereby inserted in lieu thereof: "8. CLOSING. The Closing ("Closing") of this transaction shall be on January 15, 1997 ("Closing Date"), at the office of the Title Insurer, at which time Seller shall deliver".

     3. Line one (1) of Paragraph 2 of the Escrow Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof: "On January 15, 1996, or at such other date as Seller and Purchaser may, in".

     4. Except as amended herein, the terms and conditions of the Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety.

     5.   This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.
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     6.   The parties hereto agree and acknowledge that a facsimile copy of any party's signature on this Amendment shall be enforceable against such party as an original.

     Executed as of the date first written above.


                              PURCHASER:

                              CEEBRAID-SIGNAL CORPORATION,
                              a Florida corporation

                              By:  /s/Richard Schlesinger
                                   -----------------------------------
                              Name:Richard Schlesinger
                                   -----------------------------------
                              Its: Managing Director
                                   -----------------------------------

                              SELLER:

                              GLENEAGLES INVESTORS A REAL ESTATE LIMITED
                              PARTNERSHIP, an Illinois limited partnership

                              By:  Balcor Equity Partners-IV, an Illinois
                                   general partnership, its general partner

                                   By:  The Balcor Company, a Delaware
                                        corporation, a general partner


                                        By:  /s/James E. Mendelson
                                             ----------------------------------
                                        Name: James E. Mendelson
                                             ----------------------------------
                                        Its: SR. V.P.
                                             ----------------------------------


                              ESCROW AGENT:

                              PARTNERS TITLE COMPANY, agent for
                              Chicago Title Insurance


                              By:
                                   -------------------------------
                              Name:
                                   -------------------------------
                              Its:
                                   -------------------------------
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